CLAYMORE TRUST

Explanatory Note:  The 497 filing for Claymore Trust filed on June 12, 2006 (SEC Accession No. 0000913849-06-000401) was filed erroneously.

Claymore Trust
2455 Corporate West Drive
Lisle, Illinois 60532

June 13, 2006